SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2005

___________________

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920 (Commission File No.)	02-0451017 (IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-23.1 Consent of Independent Registered Accounting Firm
EX-99.1 Selected Financial Data
EX-99.2 Management's Discussion and Analysis of Financial Condition & Results of Operations
EX-99.3 Financial Statements and Supplementary Data
EX-99.4 Ratio of Earnings to Fixed Charges

ITEM 8.01. OTHER EVENTS

     On March 7, 2005, the Company entered into a definitive agreement to sell all of the capital stock of Atos Medical Holding AB (Atos), a manufacturer of ear, nose and throat medical devices. The sale was completed on April 5, 2005. Atos was acquired in September 2003 in connection with the Company’s acquisition of Perbio Science AB. Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” required us to present the account balances and activities of the Atos business as discontinued operations within our Form 10-Q for the quarterly period ended March 31, 2005 (including the comparable period for the prior year), which was filed with the Securities and Exchange Commission (“SEC”) on May 10, 2005. As a result of this revised presentation, the rules and regulations of the SEC require us to update our previously issued annual financial statements and certain other financial information originally reported within our Annual Report on Form 10-K for the year ended December 31, 2004 (“Annual Report”). Therefore, this Current Report on Form 8-K updates Items 6, 7 and 8 of our Annual Report and Exhibit 12.1 to our Annual Report to recast the account balances and activities of the aforementioned business as discontinued operations and should be read in conjunction with our Form 10-Q for the quarterly period ended March 31, 2005 filed on May 10, 2005.

Items 6, 7 and 8 of our Annual Report and Exhibit 12.1 to our Annual Report are set forth on Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated by reference herein. We have not modified or updated any other disclosures presented in our 2004 Annual Report.

ITEM 9.01 Financial Statements and Exhibits.

See Exhibit Index

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: July 11, 2005	By:	/s/ Mark D. Roellig

		Name:	Mark D. Roellig
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
Exhibit 23.1	Consent of Independent Registered Accounting Firm
Exhibit 99.1	Selected Financial Data
Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3	Financial Statements and Supplementary Data
Exhibit 99.4	Ratios of Earnings to Fixed Charges